                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2004

                           Structured Products Corp.

             (Exact name of registrant as specified in its charter)

          Delaware                    001-32089               13-3692801
          --------                    ---------               ----------
(State or other jurisdiction of      (Commission             (IRS Employer
incorporation or organization)       File Number)         Identification Number)

           388 Greenwich Street, New York, New York              10013
           --------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)

           Registrant's telephone number including area code (212) 816-7496.

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     []   Written  communications  pursuant to Rule 425 under the Securities Act
          (17CFR 230.425)

     []   Soliciting  material  pursuant to Rule 14a-12  under the  Exchange Act
          (17CFR 240.14a-12)

     []   Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17CFR 240.14d-2(b))

     []   Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17CFR 240.13e-4(c))

Section 8- Other Events

Item 8.01 Other Events.

          This  current  report on Form 8-K  relates to a  distribution  made to holders of the Certificates  issued by the CorTS Trust for PECO Energy
          Capital Trust III.

          The issuer of the  underlying  securities,  or guarantor  thereof,  or successor  thereto,  as  applicable,  is  subject  to the  information reporting  requirements  of the  Securities  Exchange Act of 1934,  as amended (the "Exchange Act").  Periodic reports and other  information required to be filed  pursuant to the  Exchange  Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as  applicable,  may be inspected  and copied at the public  reference facilities  maintained by the Securities and Exchange  Commission (the
          "Commission") at 450 Fifth Street, N.W.,  Washington,  D.C. 20549. The
          Commission   also   maintains   a  site  on  the  World  Wide  Web  at
          "http://www.sec.gov"  at which users can view and  download  copies of reports,  proxy and information statements and other information filed electronically  through the Electronic  Data  Gathering,  Analysis and
          Retrieval system.  Neither  Structured  Products Corp. nor the trustee has  participated in the preparation of such reporting  documents,  or made any due diligence  investigation  with respect to the information provided therein.  Neither  Structured  Products Corp. nor the trustee has  verified  the  accuracy  or  completeness  of such  documents  or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable,  or the underlying securities have not occurred or have not yet been  publicly  disclosed  which would  affect the accuracy or completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits:

          1.   Trustee's   Report   with   respect  to  the   October  31,  2004
               Distribution  Date for the CorTS  Trust for PECO  Energy  Capital
               Trust III

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                By:  /s/ Mark C. Graham
                                                Name:   Mark C. Graham
                                                Title:  Authorized Signatory

October 31, 2004

EXHIBIT INDEX

Exhibit                                                                     Page

   1       Trustee's Report with respect to the October 31, 2004
           Distribution Date for the CorTS Trust for PECO Energy
           Capital Trust III                                                   5

                                    Exhibit 1

To the Holders of:
CorTS Trust for PECO Energy Capital Trust III
8% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22080R206

U.S. Bank Trust  National  Association,  as Trustee for the CorTS Trust for PECO
Energy Capital Trust III,  hereby gives notice with respect to the  Distribution
Date of October 31, 2004 (the "Distribution Date") as follows:

1.   The amount of the  distribution  payable to the  Certificateholders  on the
     Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

             Principal            Interest             Total Distribution
             $ 0.000000           $ 1.000000           $ 1.000000

2.   The amount of aggregate  interest  due and not paid as of the  Distribution
     Date is $0.000000.

3.   No fees have been paid to the Trustee or any other party from the  proceeds of the Term Assets.

4.   $27,500,000  aggregate  principal  amount of PECO Energy  Capital Trust III
     7.38% Capital Trust Pass- Through  Securities  due April 6, 2028 (the "Term
     Assets") are held for the above trust.

5.   At the close of business on the Distribution Date,  1,014,750  Certificates representing  $25,368,750  aggregate  Certificate  Principal  Balance  were outstanding.

6.   The  current  rating of the Term  Assets is not  provided  in this  report.
     Ratings can be obtained from Standard & Poor's Ratings Services, a division of The  McGraw-Hill  Companies,  Inc.,  by  calling  212-438-2400  and from
     Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any  representation  made as to its  correctness.  It is  included solely for the convenience of the Holders.